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                                                                   EXHIBIT 10.50


DISCOVERY PARTNERS
INTERNATIONAL

                                                         9640 TOWNE CENTRE DRIVE
                                                             SAN DIEGO, CA 92121

                                                             TEL: (858) 455-8600
                                                             FAX: (858) 455-8088

                                                   WEB WWW.DISCOVERYPARTNERS.COM



The Directorship Agreement dated December 16, 1996 by and between Mr. Dieter Hoehn and Discovery Partners International, Inc. (f/k/a IRORI) (the "Company") is hereby terminated as of this 8th day of May, 2000. Termination of this Directorship Agreement shall in no way interfere with Mr. Hoehn's continued service on the Company's Board of Directors.


        Discovery Partners International, Inc.


By:     /s/ Jack Fitzpatrick
        --------------------------------
Its:    CFO
        --------------------------------

        Dieter Hoehn



               /s/ Dieter Hoehn
        --------------------------------